SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                               FORM 8-KA


                            CURRENT REPORT

       Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                            May 6, 2003
                            -----------
                            Date of Report
                  (Date of Earliest Event Reported)

                           ACCESSTEL, INC.
                           ---------------
       (Exact Name of Registrant as Specified in its Charter)

     Utah                0-24459               59-2159271
     ----                -------               ----------
(State or other     (Commission File No.)   (IRS Employer I.D. No.)
 Jurisdiction)

                      9005 Cobble Canyon Lane
                         Sandy, Utah 84093
                         -----------------
             (Address of Principal Executive Offices)

                          (801) 942-0555
                          --------------
                    Registrant's Telephone Number

                5201 Great American Parkway, Suite 320-3102
                      Santa Clara, California 95054
                      -----------------------------
       (Former Name or Former Address if changed Since Last Report)


Item 1.   Changes in Control of Registrant.
          ---------------------------------

          See Item 5.

Item 2.   Acquisition or Disposition of Assets.
          -------------------------------------

          See Item 5.

Item 3.   Bankruptcy or Receivership.
          ---------------------------

          None; not applicable.

Item 4.   Changes in Registrant's Certifying Accountant.
          ----------------------------------------------

          None; not applicable.

Item 5.   Other Events and Regulation FD Disclosure.
          ------------------------------------------

          On May 1, 2001, prior management of Shopps.com, Inc., a Utah corporation ("Shopps" or the "Registrant"), filed a complaint (the "Complaint") in the Third Judicial District Court of Salt Lake County, State of Utah (the "Court"), Civil No. 010903821, asserting claims against AccessTel, Inc. a Delaware corporation ("AccessTel Delaware"), and certain of the original shareholders of AccessTel Delaware (collectively, the "AccessTel Delaware Parties"). The Complaint was filed in regard to the December 18, 2000, Share Exchange Agreement (the "Exchange Agreement") by and between the Registrant, on the one hand, and the AccessTel Parties, on the other hand.
The Complaint alleged that the Registrant was induced to enter into the Exchange Agreement with the AccessTel Parties through a series of false representations made by the AccessTel Parties. See the 8-K Current Report of the Registrant that was filed with the Securities and Exchange Commission on March 1, 2001, and its 8-KA Current Report that was filed with the Securities and Exchange Commission on March 5, 2001, for further information regarding the terms and conditions of the Exchange Agreement and the change in control of the Registrant that occurred on the closing of the Exchange Agreement. See
Item 7.

          A settlement has been reached between the parties to the Complaint. The material terms of the settlement include the requirement that the AccessTel Parties surrender all right, title and interest in and to those shares of common stock of the Registrant (the "Surrendered Shares") issued to them pursuant to the Exchange Agreement, and that all members of management of the Registrant that had been designated to serve as directors and executive officers of the Registrant at the closing of the Exchange Agreement with the AccessTel Parties resign from their respective management positions. As a result of the settlement, on May 6, 2003, prior management of the Registrant who had filed the Complaint, caused to be filed with the Court a Motion to Dismiss the Complaint, a copy of which was previously filed with the initial 8-K Current Report and is incorporated herein. 11,356,782 of the Surrendered Shares have been delivered to counsel for prior management of the Registrant and will be duly canceled and returned to the authorized but unissued common stock of the Registrant. An additional 5,361,981 of the Surrendered Shares are to be transferred to a private third party unrelated to the AccessTel Parties pursuant to a confidential settlement of a separate legal action involving a legal debt owed by one of the AccessTel Parties to the private third party. Prior to resigning from their respective management positions of the Registrant, David C. Merrell, a former director and executive officer of the Registrant, was appointed as an interim officer and director of the Registrant.

          Mr. Merrell is 44 years of age. Since 1989, he has been the owner of DCM Finance, a Salt Lake City based finance company that makes and brokers real estate loans. Mr. Merrell received his Bachelor of Science degree in Economics from the University of Utah in 1981. He previously served as a director and executive officer of the Registrant from May 18, 1996, until October 27, 1999.

          The Registrant plans to call a shareholder meeting as soon as practical to elect new directors who in turn will elect executive officers. Additional information regarding the Complaint can be found in the Registrant's 10-KSB Annual Report for the year ended December 31, 2001, that was filed with the Securities and Exchange Commission on May 15, 2002. See
Item 7.

          An Order of Dismissal was signed on June 2, 2003, and is attached herein and incorporated by reference. See Item 7.

Item 6.   Resignations of Directors and Executive Officers.
          -------------------------------------------------

          See Item 5.

Item 7.   Financial Statements and Exhibits.
          ----------------------------------

          (a) Financial Statements of Businesses Acquired.

               None; not applicable.

          (b) Pro Forma Financial Information.

               None; not applicable.

          (c) Exhibits.

Exhibit Number                 Description of Exhibit
--------------                 -----------------------

      99                       Order of Dismissal

8-K Current Report filed with the Securities and Exchange Commission on March 1, 2001*

8-KA Current Report filed with the Securities and Exchange Commission on March 5, 2001*

10-KSB Annual Report for the year ended December 31, 2001, that was filed on May 15, 2002*

          * Previously filed with the Securities and Exchange Commission and incorporated herein by reference.

Item 8.   Change in Fiscal Year.
          ----------------------

          None; not applicable.

Item 9.   Regulation FD Disclosure.
          -------------------------

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     ACCESSTEL, INC.


Dated: 06/06/03                      /s/ David C. Merrell
       --------                      ---------------------------
                                     David C. Merrell
                                    President, CFO and Secretary